UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
–––––––––––––––––––––––––––––––––––––
FORM 8-K
–––––––––––––––––––––––––––––––––––––
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: July 21, 2014
(Date of earliest event reported)
–––––––––––––––––––––––––––––––––––––
Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
–––––––––––––––––––––––––––––––––––––

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant's telephone number, including area code)
–––––––––––––––––––––––––––––––––––––
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 21, 2014, the Board of Directors ("Board") of Papa Murphy’s Holdings, Inc. (the "Company"), acting by unanimous written consent, appointed Mr. L. David Mounts to the Board to fill a vacancy created when the Board's size was increased by one seat. Mr. Mounts will serve as a Class III Director with a term ending at the Company's 2017 annual meeting of stockholders.
The compensation of Mr. Mounts will be consistent with that provided to all independent directors of the Company which is a base annual retainer of $30,000, annual restricted stock grants subject to a one-year vesting term with a value of $30,000, and reimbursement for customary travel and out-of-pocket expenses incurred in connection with attendance at Board meetings. In addition, Mr. Mounts will enter into the Company's standard indemnification agreement, the form of which was filed as an exhibit to the Company's registration statement on Form S-1, as amended (Registration No. 333-194488).
Also on July 21, 2014, Mr. Ken Calwell tendered his resignation from the Audit Committee of the Board (the "Audit Committee"). On that date, the Board, acting by unanimous written consent, appointed Mr. Mounts as a member of the Audit Committee. It is expected that Mr. Mounts will be appointed chairman of the Audit Committee. For Mr. Mounts' service as chairman of the Audit Committee, he will be eligible for an incremental annual retainer of $10,000.
Also on July 21, 2014, Mr. John Barr tendered his resignation from the Compensation Committee of the Board (the "Compensation Committee"). On that date, the Board, acting by unanimous written consent, appointed Mr. Mounts as a member of the Compensation Committee.
Also on July 21, 2014, Mr. Yoo Jin Kim tendered his resignation from the Nominating and Corporate Governance Committee of the Board (the "Nominating and Corporate Governance Committee"). On that date, the Board, acting by unanimous written consent, appointed Mr. Mounts as a member of the Nominating and Corporate Governance Committee.
The Board has determined that Mr. Mounts (i) satisfies the standards for independence set forth in the Company's policies, (ii) is independent in accordance with the applicable rules of NASDAQ and the Sarbanes-Oxley Act of 2002, (iii) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided for in Rule 10A-3(c) under the Exchange Act, (iv) is an outside director as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, and (v) is able to read and understand financial statements and has the requisite accounting or financial management expertise, in accordance with NASDAQ Rule 5605(c)(2)(A).
There are no transactions or relationships between the Company and Mr. Mounts and therefore no disclosure is required pursuant to Item 404 of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
Name: Mark Hutchens
Title: Chief Financial Officer

Date: July 21, 2014